_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 29, 2004




                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                333-117232           41-1955181
            --------                ----------           ----------
        (State or Other            (Commission        (I.R.S. Employer
 Jurisdiction of Incorporation)    File Number)    Identification Number)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
                                                           ----- --------
  -----------------------------------------------------------------------------


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01  Other Events.

On September 29, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ3, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

                  10.2 Assignment and Assumption Agreement, dated the September 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                              By:      /s/ Mark White
                              Name:    Mark White
                              Title:   Vice President



Dated:  October 19, 2004


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EXHIBIT INDEX

Exhibit No.           Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

10.2 Assignment and Assumption Agreement, dated the September 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.